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                                                                    EXHIBIT 10.2

                        AMENDMENT TO CHUX OWNERSHIP PLAN

         Section 6.1 of the CHUX Ownership Plan is hereby amended, effective May 12, 2005, as follows:

         1. By deleting the first and second sentences in their entirety and substituting therefore the following:

                  "O'Charley's shall reserve one million three hundred fifty thousand (1,350,000) shares of Stock for issuance upon exercise of the options granted under this Plan."